Supplement to the
Fidelity® SAI Municipal Money Market Fund
May 30, 2024
Summary Prospectus

Effective October 2, 2024, the following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Risks" heading.
You could lose money by investing in the fund. Because the share price of the fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The fund may impose a fee upon the sale of your shares. The fund generally must impose a fee when net sales of fund shares exceed certain levels. An investment in the fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Fidelity Investments and its affiliates, the fund's sponsor, is not required to reimburse the fund for losses, and you should not expect that the sponsor will provide financial support to the fund at any time, including during periods of market stress.
Effective October 2, 2024, the following information supplements information found in the "Fund Summary" section under the "Purchase and Sale of Shares" heading.
In addition, the fund generally must impose a mandatory liquidity fee when net sales of fund shares exceed certain levels.
OMM-SUSTK-0724-101 1.9912431.101	July 30, 2024